Exhibit  (a)(i) under Form N-1A
                                                 Exhibit 3(i) under 601/Reg. S-K









                   FEDERATED SHORT-INTERMEDIATE INCOME TRUST

                          RESTATEMENT AND AMENDMENT #1

                          TO THE DECLARATION OF TRUST

                             Dated October 3, 1988

      This Restatement and Amendment to the DECLARATION OF TRUST effective October 6, 1989 by John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, J. Joseph Maloney, Jr., Gregor F. Meyer, Wesley W. Posvar and Marjorie P. Smuts.

      WHEREAS the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, The Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

                                   ARTICLE I

                             NAMES AND DEFINITIONS

      Section 1.  Name.  This Trust shall be known as MONEY MARKET OBLIGATIONS
                  ----
TRUST;

      Section 2.  Definitions.  Wherever used herein, unless otherwise required
                  -----------
by the contact or specifically provided:

      (a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the Investment Company Act of 1940, as amended from time to time;

      (b)  The "Trust" refers to MONEY MARKET OBLIGATIONS TRUST;

      (c) "Accumulated Net Income" means the accumulated net income of any Series or Class of the Trust determined in the manner provided or authorized in
Article X, Section 3;

      (d) "Class" refers to a class of Shares established and designated under or in accordance with the provisions of Article III;

      (e) "Series" refers to a series of Shares established and designated under or in accordance with the provisions of Article III;

      (f) "Series Company" refers to the form of a registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

      (g)  "Shareholder" means a record owner of Shares of any Series or Class;

      (h) The "Trustees" refer to the individual Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

      (i) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate units into which each Series or Class of Shares shall be divided from time to time and includes fractions of Shares as well as whole Shares; and

      (j) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

      The purpose of this Trust is to provide investors a continuous source of managed investments primarily in securities.

                                  ARTICLE III

                              BENEFICIAL INTEREST

      Section 1. Shares of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this Article III, each Share shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Shares of any Series may be issued in two or more Classes, as the Trustees may authorize pursuant to Article XII, Section 8 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Shares of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities of the Class with each other Share of the same Class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.

      Section 2. Ownership of Shares. The ownership of Shares shall be recorded in the books of the Trust or a transfer agent which books shall be maintained separately for the Shares of each Series or Class. The Trustees may make such rules as they consider appropriate for the transfer of shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

      Section 3. Investment in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust to be allocated among any Series or Class in the manner described in Section 5(a) of this Article. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the relevant Series or Class, as the case may be, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article X, Section 4) thereof; provided, however, that the Trustees may in their discretion impose a sales charge upon investments in the Trust.

      Section 4.  No Pre-emptive Rights.  Shareholders shall no pre-emptive or
                  ---------------------
other right to subscribe to any additional Shares or other securities issued by the Trust.

       See Amd. #18, dated 2/12/01.

      Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

      (a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

      (b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

      (c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

      (d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

      (e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

      (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

      (g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

      (h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.


                                   ARTICLE IV

                                  THE TRUSTEES

      Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees who shall serve shall be the undersigned.

      Section 2. Election of Trustees at Meeting of Shareholders. On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares of the Trust, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 6.

      Section 3. Term of Office of Trustees. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

      Section 4. Termination of Service and Appointment of Trustees. In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be effected by the signing of a written instrument by a majority of the Trustees in office. Within three months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Any appointment authorized by this Section 4 is subject to the provisions of Section 16(a) of the 1940 Act.

      Section 5. Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two of the Trustees personally exercise the other power hereunder except as herein otherwise expressly provided.

      Section 6. Number of Trustees. The number of Trustees, not less than three (3) nor more than twenty (20) serving hereunder at any time shall be determined by the Trustees themselves.

      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled or while any Trustee is physically or mentally incapacitated, the other Trustees shall have all the powers hereunder and the certificate signed by a majority of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy which reduces the number of Trustees below three (3) shall remain unfilled for a period longer than six calendar months.

      Section 7. Effect of Death, Resignation, etc. of a Trustee. The death, resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

      Section 8. Ownership of the Trust. The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in a Series or Class.

                                   ARTICLE V

                             POWERS OF THE TRUSTEES

      Section 1. Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust or a Series or Class. The Trustees shall not be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, the Trustees shall have the following specific powers and authority, subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust.

      (a) To buy, and invest funds in their hands in, securities including, but not limited to, common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, certificates of beneficial interest, money market instruments, notes or other evidences or indebtedness issued by any corporation, trust or association, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State of the United States, or by any political subdivision or agency or instrumentality of any State or foreign country, or in "when-issued" or "delayed-delivery" contracts for any such securities, or in any repurchase agreement (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price), or retain assets belonging to each and every Series or Class in cash, and from time to time change the investments of the assets belonging to each and every Series or Class;

      (b) To adopt By-Laws not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

      (c) To Elect and remove such officers and appoint and terminate such agents as they consider appropriate;

      (d) To appoint or otherwise engage a bank or trust company as custodian of any assets belonging to any Series or Class subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

      (e) To appoint or otherwise engage transfer agents, dividend disbursing agents, Shareholder servicing agents, investment advisers, sub-investment advisers, principal underwriters, administrative service agents, and such other agents as the Trustees may from time to time appoint or otherwise engage;

      (f) To provide for the distribution of any Shares of any Series or Class either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both;

      (g)  To set record dates in the manner hereinafter provided for;

      (h) To delegate such authority as they consider desirable to a committee or committees composed of Trustees, including without limitation, an Executive Committee, or to any officers of the Trust and to any agent, custodian or underwriter;

      (i) To sell or exchange any or all of the assets belonging to one or more Series or Classes, subject to the provisions of Article XII, Section 4(b) hereof;

      (j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or person as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

      (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

      (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies;

      (m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which belongs to any Series or Class; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to paycalls or subscriptions with respect to any security which belongs to any Series or Class;

      (n) To engage in and to prosecute, compound, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, demands, and things relating to the Trust, and out of the assets belonging to any Series or Class to pay, or to satisfy, any debts, claims or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (such powers shall include without limitation any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust wherein any of the Trustees may be named individually and the subject matter of which arises by reason of business for or on behalf of the Trust);

      (o) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;

      (p) To borrow money but only as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of 5% of the value of the total assets of a Series or (b) in any amount up to one-third of the value of the total assets of a Series, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. Each Series may also enter into reverse repurchase agreements in amounts not in excess of one-third of its total assets in order to meet redemption requests without immediately selling any portfolio instruments. The Trustees shall not pledge, mortgage or hypothecate the assets of a Series, except in connection with any borrowing described in (a) and (b) herein and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Series at the time of such borrowing;

      (q) From time to time to issue and sell the Shares of any Series or Class either for cash or for property whenever and in such amounts as the Trustee may deem desirable, but subject to the limitation set forth in Section 3 of Article III; and

      (r) To purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a Trustee, Officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, Director, Officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

      The Trustees shall have all the powers set forth in this Section 1 with respect to all assets and liabilities of each Series and Class.

      Section 2. Principal Transactions. The Trustees shall not cause the Trust on behalf of any Series or Class to buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets belonging to any Series or Class to, any Trustee or officer or employee of the Trust or any firm of which any such Trustee or officer is a member acting as principal unless permitted by the 1940 Act, but the Trust may employ any such other party or any such person or firm or company in which any such person is an interested person in any capacity not prohibited by the 1940 Act.

      Section 3. Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust or any Series or Class may acquire, own and dispose of Shares of any Series or Class to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued or sold Shares of any Series or Class to and buy such Shares from any such person or any firm or company in which he is an interested person subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-Laws.

      Section 4. Parties to Contract. The Trustees may enter into any contract of the character described in Sections 1, 2, 3 or 4 of Article VII or in Article IX hereof or any other capacity not prohibited by the 1940 Act with any corporation, firm, trust or association, although one or more of the shareholders, Trustees, officers, employees or agents of the Trust or any Series or Class or their affiliates may be an officer, director, Trustee, shareholder or interested person of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship by liable merely by reason of such relationship for any loss or expense to the Trust or any Series or Class under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, in the absence of actual fraud. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to Sections 1, 2, 3 or 4 of Article VII or Article IX or any other capacity deemed legal under the 1940 Act, and any individual may be financially interested or otherwise an interested person of persons who are parties to any or all of the contracts mentioned in this Section 4.

                                   ARTICLE VI

                      TRUSTEES' EXPENSES AND COMPENSATION

      Section 1. Trustee Reimbursement. The Trustees shall be reimbursed from the assets belonging to each particular Series or Class for all of such Trustees' expenses as such expenses are allocated to and among any one or more of the Series and Classes pursuant to Article III, Section 5(b), including, without limitation, expenses of organizing the Trust or any Series or Class and continuing its or their existence; fees and expenses of Trustees and Officers of the Trust; fees for investment advisory services, administrative services and principal underwriting services provided for in Article VII, Sections 1, 2 and 3; fees and expenses of preparing and printing Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust and any Series or Class and the Shares of any Series or Class under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and any amendments thereof sent to shareholders, underwriters, broker-dealers and to investors who may be considering the purchase of Shares; expenses of registering, licensing or other authorization of the Trust or any Series or Class as a broker-dealer and of its Officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of shareholders and proxy solicitations therefor; insurance expenses; association membership dues and nonrecurring items as may arise, including all losses and liabilities by them incurred in administering the Trust or any Series or Class, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust under Article XI hereof to indemnify its Trustees, Officers, employees, shareholders and agents, and any contract obligation to indemnify principal underwriters under Section 3 of Article VII and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to each Series or Class prior to any rights or interests of the Shareholders of any Series or Class. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

      Section 2. Trustee Compensation. The Trustees shall be entitled to compensation from the Trust from the assets belonging to any Series or Class for their respective services as Trustees, to be determined from time to time by vote of the Trustees, and the Trustees shall also determine the compensation of all Officers, consultants and agents whom they may elect or appoint. The Trust may pay out of the assets belonging to any Series or Class any Trustee or any corporation, firm, trust or association of which a Trustee is an interested person for services rendered to the Trust in any capacity not prohibited by the 1940 Act, and such payments shall not be deemed compensation for services as a Trustee under the first sentence of this Section 2 of Article VI.

                                  ARTICLE VII

                  INVESTMENT ADVISER, ADMINISTRATIVE SERVICES,
                    PRINCIPAL UNDERWRITER AND TRANSFER AGENT

      Section 1. Investment Adviser. Subject to a Majority Shareholder Vote by the relevant Series or Class, the Trustees may in their discretion from time to time enter into an investment advisory contract whereby the other party to such contract shall undertake to furnish the Trustees investment advisory services for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion determine. Subject to a Majority Shareholder Vote by the relevant Series or Class, the investment adviser may enter into a sub-investment advisory contract to receive investment advice and/or statistical and factual information from the sub-investment adviser for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion agree to. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser or sub-investment adviser or any person furnishing administrative personnel and services as set forth in Article VII, Section 2 (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities belonging to a Series or Class on behalf of the Trustees or may authorize any officer or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees. The Trustees may also authorize the investment adviser to determine what firms shall be employed to effect transactions in securities for the account of a Series or Class and to determine what firms shall participate in any such transactions or shall share in commissions or fees charged in connection with such transactions.

      Section 2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees administrative personnel and services to operate the Trust or a Series or Class on a daily basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.


      Section 3. Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or nonexclusive contract or contracts providing for the sale of the Shares of a Series or Class to net such Series or Class not less than the amount provided in Article III, Section 3 hereof, whereby a Series or Class may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such shares. In either case, the contract shall be on such terms and conditions (including indemnification of principal underwriters allowable under applicable law and regulation) as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII; and such contract may also provide for the repurchase or sale of Shares of a Series or Class by such other party as principal or as agent of the Trust and may provide that the other party may maintain a market for shares of a Series or Class.

      Section 4. Transfer Agent. The Trustees may in their discretion from time to time enter into transfer agency and shareholder services contracts whereby the other party shall undertake to furnish the Trustees transfer agency and shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities.

      Section 5. Provisions and Amendments. Any contract entered into pursuant to Sections 1 or 3 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

      Section 1.  Voting Powers.  Subject to the provisions set forth in
Article III, Section 5(d) the Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII,
Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust with the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect top the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

      Section 2. Meetings. A Shareholders meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

      Section 3. Quorum and Required Vote. Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than twenty-five percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class. If a quorum, as above defined, shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

      Section 4.  Additional Provisions.  The By-Laws may include further
                  ---------------------
provisions for Shareholders' votes and meeting and related matters.

                                   ARTICLE IX

                                   CUSTODIAN

      Section 1. Appointment and Duties. The Trustees shall appoint or otherwise engage a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust:

      (a) To receive and hold the securities owned by each Series of the Trust and deliver the same upon written order;

      (b) To receive and receipt for any moneys due to each Series of the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

      (c)  To disburse such funds upon orders or vouchers;

      (d) To keep the books and accounts of each Series of the Trust and furnish clerical and accounting services; and

      (e) To compute, if authorized to do so by the Trustees, the Accumulated Net Income of each Series and Class of the Trust and the net asset value of the Shares of each Series and Classes in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust or any Series thereof held by it as specified in such vote.

      The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000).

      Section 2. Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by any Series of the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the custodian at the direction of the Trustees.

                                   ARTICLE X

                         DISTRIBUTIONS AND REDEMPTIONS

      Section 1.  Distributions.
                  -------------

      (a) The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

      (b) The Trustees may, on each day Accumulated Net Income of any Series or Class of the Trust (as defined in Section 3 of this Article X) is determined and is positive, declare such Accumulated Net Income as a dividend to Shareholders of record of such Series or Class at such time as the Trustees shall designate, payable in additional full and fractional Shares of such Series or Class or in cash.

      (c) The Trustees may distribute in respect of any fiscal year as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company to avoid any liability for federal income taxes in respect of that year.

      (d) The decision of the Trustees as to what, in accordance with good account practices, is income and what is principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

      (e) All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the date and time of record established for that payment.

      (f) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time, or from time to time, to declare and cause to be paid dividends on Shares of any Series or Class, which dividends, at the election of the Trustees, may be accrued, automatically reinvested in additional Shares, (or fractions thereof) of the same Series or Class of the Trust or paid in cash or additional Shares of the same Series or Class, all upon such terms and conditions as the Trustees may prescribe.

      (g) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend consisting of shares of any Series or Class of the Trust.

      Section 2.  Redemptions and Repurchases.
                  ---------------------------

      (a) In case any Shareholder of record of any Series or Class at any time desires to dispose of Shares of such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Custodian, and the Trust shall purchase his Shares out of assets belonging to such Series or Class, but only at the net asset value of such Shares (as defined in Section 4 of this Article X) determined by or on behalf of the Trustees next after said deposit.

      Payment for such Shares shall be made by the Trust to the Shareholder of record within seven (7) days after the date upon which the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to Section 5 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 5 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares, determined next after termination of such suspension and payment therefor shall be made within seven (7) days thereafter.

      (b) The Trust may purchase Shares of a Series or Class by agreement with the owner thereof (1) at a price not exceeding the net asset value per Share determined next after the purchase or contract of purchase is made or (2) at a price not exceeding the net asset value per Share determined at some later time.

      (c) Shares purchased by the Trust either pursuant to paragraph (a) or paragraph (b) of this Section 2 shall be deemed treasury Shares and may be resold by the Trust.

      (d) The Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

      Section 3. Determination of Accumulated Net Income. The Accumulated Net Income of any Series or Class of the Trust shall be determined by or on behalf of the Trustees at such time or times as the Trustees shall in their discretion determine. Such determination shall be made in accordance with generally accepted accounting principles and practices and may include realized and/or unrealized gains from the sale or other disposition of securities or other property of the affected Series. The power and duty to determine Accumulated Net Income may be delegated by the Trustees from time to time to one or more of the Trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII, or to the custodian or to a transfer agent.

      Section 4. Net Asset Value of Shares. The net asset value of each Share of a Series or Class outstanding shall be determined at such time or times as may be determined by or on behalf of the Trustees. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the Trustees or Officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII or to the custodian or to a transfer agent.

      The net asset value of each Share of a Series or Class as of any particular time shall be the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets belonging to such Series or Class (i.e., the value of the assets belonging to such Series or Class less the liabilities belonging to such Series or Class exclusive of capital and surplus) by the total number of Shares outstanding of the Series or Class at such time in accordance with the requirements of the 1940 Act and applicable provisions of the By-Laws of the Trust in conformity with generally accepted accounting practices and principles.

      The Trustees may declare a suspension of the determination of net asset value for the whole or any part of any period in accordance with the Investment Company Act of 1940 and the rules and regulations adopted thereunder.

      Section 5. Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period in accordance with the Investment Company Act of 1940 and the rules and regulations adopted thereunder.

      Section 6. Trust's Right to Redeem Shares. The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value (which will be promptly paid to the Shareholder in cash), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series or Class thereof to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares.

                                   ARTICLE XI

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

      Section 1. Limitation of Personal Liability and Indemnification of Shareholders. The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

      No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the Trust property of the relevant Series or Class for the payment or performance thereof.

      Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnity and reimbursement out of the Trust property to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to personal liability. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

      The Trust shall, upon request by the Shareholder of former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

      Section 2. Limitation of Personal Liability of Trustees, Officers, Employees or Agents of the Trust. No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

      Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 3. Express Exculpatory Clauses and Instruments. The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to this Declaration, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be entitled to indemnity and reimbursement out of the Trust property, as provided in this Article XI.

      Section 4.  Indemnification of Trustees, Officers, Employees and Agents.
                  -----------------------------------------------------------

      (a) Every person who is or has been a Trustee, officer, employee or agent of the Trust and persons who serve at the Trust's request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the settlement thereof.

      (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (c) No indemnification shall be provided hereunder to a Trustee, officer, employee or agent against any liability to the Trust, any Series or Class or any of its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Section 4, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Trust, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

      (f) The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking, (ii) the Trust is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is a reasons to believe the indemnitee will be entitled to indemnification.

                                  ARTICLE XII

                                 MISCELLANEOUS

      Section 1. Trust is not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby.

      Section 2. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of
Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      Section 3. Establishment of Record Dates. The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, or to exercise the right to give such consent or dissent, and in such case such Shareholder and only such Shareholder as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such date fixed as aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to any Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

      Section 4.  Termination of Trust.
                  --------------------

      (a) This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4.

      (b) The Trustees, with the approval of the holders of at least two-thirds of the outstanding Shares of each Series or Class, may be unanimous action sell and convey the assets of the Trust or any Series or Class to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

      (c) Subject to a Majority Shareholder Vote by such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

      (d) Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

      Section 5.  Offices of the Trust, Filing of Copies, References,
Headings. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be See Amd. #7, dated 12/15/93 Boston, Massachusetts, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental declaration of trust has been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any supplemental declaration of trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by an such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

      Section 6. Applicable Law. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

      Section 7. Amendments - General. Prior to the initial issuance of Shares pursuant to Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, amendments or supplements to this instrument may be authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without Shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Any such supplemental Declaration of Trust shall be signed by at least a majority of the Trustees then in office. Copies of the supplemental Declaration of Trust shall be filed as specified in
Section 5 of this Article XII.

      Section 8.  Amendments - Series.
                  -------------------

      The establishment and designation of any Series or Class of Shares in addition to those established and designated in Section 5 of Article III hereof shall be effective upon the execution by a majority of the then Trustees, or upon the adoption by vote of a majority of the then Trustees (which shall be evidenced by the execution of a certificate by any officer of the Trust), of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such Series or Class, or as otherwise provided in such instrument.

      Without limiting the generality of the foregoing, the Declaration of the Trust may be amended to:

      (a) create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as Shares of particular Series or Classes in accordance with such eligibility requirements;

      (b) combine two or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

      (c) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

      (d)  change the designation of any Series or Class of Shares;

      (e) change the method of allocating dividends among the various Series and Classes of Shares;

      (f) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series and Classes of Shares; and

      (g) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes.


      IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year first above written.

/s/ John F. Donahue                 /s/ Edward L. Flaherty
------------------------------      ------------------------------
John F. Donahue                     Edward L. Flaherty

/s/ William J. Copeland
------------------------------      ------------------------------
William J. Copeland                 J. Joseph Maloney, Jr.

/s/ J. Christopher Donahue
------------------------------      ------------------------------
J. Christopher Donahue              Gregor F. Meyer

                                    /s/ Wesley W. Posvar
------------------------------      ------------------------------
James E. Dowd                       Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.         /s/ Marjorie P. Smuts
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             Marjorie P. Smuts


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 2

                              DECLARATION OF TRUST

                             Dated October 3, 1988

      THIS Declaration of Trust is amended as follows:

      Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

             "Section 5.  Establishment and Designation of Series or Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes have been established and designated as: Government Obligations Funds, Prime Obligations Fund, Tax-Free Obligations Fund, and Treasury Obligations Fund."

      The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust as of the 28th day of February, 1991.

      WITNESS the due execution hereof this 6th day of March, 1991.

                                    /s/Jeannette Fisher-Garber
                                    Jeannette Fisher-Garber
                                    Assistant Secretary


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 3

                                       to

                              DECLARATION OF TRUST

                             Dated October 10, 1988

      THIS Declaration of Trust is amended as follows:

      Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

             "Section 5.  Establishment and Designation of Series of Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes have been established and designated as:

                                Government Obligations Fund
                                   Price Obligations Fund
                                 Tax-Free Obligations Fund
                             Treasury Obligations Cash Reserves
                                 Treasury Obligations Fund"

      The undersigned Assistant Secretary of Money Market Obligations Trust certifies that the above stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust as of the 14th day of November, 1991.

      WITNESS the due execution hereof this 14th day of November, 1991.

                                    /s/Jeannette Fisher-Garber

                                    Jeannette Fisher-Garber
                                    Assistant Secretary

                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 4

                                       to

                              DECLARATION OF TRUST

                             Dated October 3, 1988

      THIS Declaration of Trust is amended as follows:

      Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

             "Section 5.  Establishment and Designation of Series or Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes have been established and designated as:

                  Government Obligations Fund
                  Price Obligations Fund
                  Tax-Free Obligations Fund
                  Treasury Obligations Fund"

      The undersigned Assistant Secretary of Money Market Obligations Trust certifies that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust as of the 28th day of August, 1992.

      WITNESS the due execution hereof this 28th day of August, 1992.

                                    /s/Jeannette Fisher-Garber
                                    Jeannette Fisher-Garber
                                    Assistant Secretary


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 5

                              DECLARATION OF TRUST

                             dated October 3, 1988

     THIS Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the
Declaration         of Trust and substitute in its place the following:

     "Section 5.  Establishment and Designation of Series or Class.
      ------------------------------------------------------------

     Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                    Automated Cash Management Trust
                    Government Obligations Fund
                    Prime Obligations Fund
                    Tax-Free Obligations Fund
                    Treasury Obligations Fund

     The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

     The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 24th day of February, 1994.

     WITNESS the due execution hereof this 24th day of February, 1994.

                                          /s/ Jeannette Fisher-Garber
                                          Jeannette Fisher-Garber
                                          Assistant Secretary


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 6

                              DECLARATION OF TRUST

                             dated October 3, 1988

     THIS Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the
Declaration         of Trust and substitute in its place the following:

     "Section 5.  Establishment and Designation of Series or Class.
      ------------------------------------------------------------

     Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                    Automated Cash Management Trust
                    Government Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Prime Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Tax-Free Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Treasury Obligations Fund
                      Institutional Shares
                      Institutional Service Shares

     The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

     The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 20th day of May, 1994.

     WITNESS the due execution hereof this 20th day of May, 1994.

                                          /s/ Jeannette Fisher-Garber
                                          Jeannette Fisher-Garber
                                          Assistant Secretary


                                                    Accepted as Amd. #7 in Mass.



                                                December 15, 1993

Ms. Sheila Burke
The Commonwealth of Massachusetts
Office of the Secretary of State
Room 1712 - Trust Division
One Ashburton Place
Boston, Massachusetts  02108

      Re:  MONEY MARKET OBLIGATIONS TRUST

Dear Ms. Burke:

I, S. Elliott Cohan, Assistant Secretary of Money Market Obligations Trust, am writing to inform you that on November 18, 1993, the Board of Trustees voted to change the Resident Agent of said Trust, from 176 Federal Street, Boston, Massachusetts 02110 to Donnelly, Conroy & Gelhaar, One Post Office Square, Boston, Massachusetts 02109-2105. Please return a date stamped copy of the change.

                                                Very truly yours,

                                                /s/ S. Elliott Cohan

                                                S. Elliott Cohan
                                                Assistant Secretary


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 8

                              DECLARATION OF TRUST

                             dated October 3, 1988

     THIS Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5.  Establishment and Designation of Series or Class.
      ------------------------------------------------------------

     Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                    Automated Cash Management Trust
                    Government Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Government Obligations Tax Managed Fund
                      Institutional Shares
                      Institutional Service Shares
                    Prime Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Tax-Free Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Treasury Obligations Fund
                      Institutional Shares
                      Institutional Service Shares

     The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument."


     The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 28th day of December, 1994.

     WITNESS the due execution hereof this 28th day of December, 1994.

                                          /s/ Jeanette Fisher-Garber
                                          Jeannette Fisher-Garber
                                          Assistant Secretary


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 9
                              DECLARATION OF TRUST
                             dated October 3, 1988

THIS Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5.  Establishment and Designation of Series or Class."
     -------------------------------------------------------------

     Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                    Automated Cash Management Trust
                      Cash II Shares
                      Institutional Service Shares
                    Government Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Government Obligations Tax Managed Fund
                      Institutional Shares
                      Institutional Service Shares
                    Prime Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Tax-Free Obligations Fund
                      Institutional Shares
                      Institutional Service Shares
                    Treasury Obligations Fund
                      Institutional Shares
                      Institutional Service Shares

     The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

     The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 26th day of February, 1996.

     WITNESS the due execution hereof this 26th day of February, 1996.

                                          /s J. Crilley Kelly
                                          ------------------------------------
                                          J Crilley Kelly, Assistant Secretary

                         MONEY MARKET OBLIGATIONS TRUST
                                Amendment No. 10
                              DECLARATION OF TRUST
                             dated October 3, 1988

THIS Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class."
      --------------------------------------------------------------

      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares
                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares
                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

      The undersigned Assistant Secretary of Money Market Obligations Trust hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 24th day of February, 1997.

      WITNESS the due execution hereof this 6th day of March, 1997.

                                          /s/ J. Crilley Kelly
                                          ------------------------------
                                          J Crilley Kelly, Assistant Secretary

                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 11

                              DECLARATION OF TRUST

                             dated October 3, 1988

THIS Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class."
      --------------------------------------------------------------

      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                     Automated Cash Management Trust
                       Cash II Shares
                       Institutional Service Shares
                     Automated Government Money Trust
                     Federated Master Trust
                     Federated Short-Term U.S. Government Trust
                     Government Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Government Obligations Tax Managed Fund
                       Institutional Shares
                       Institutional Service Shares
                     Liquid Cash Trust
                     Prime Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Tax-Free Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Treasury Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                       Institutional Capital Shares
                     Trust for Government Cash Reserves
                     Trust for Short-Term U.S. Government Securities Trust for U.S. Treasury Obligations


      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.

      WITNESS the due execution hereof this 17th day of February, 1999..

/s/ John F. Donahue                 /s/ Edward L. Flaherty, Jr.
------------------------------      ------------------------------
John F. Donahue                     Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ William J. Copeland             /s/ John E. Murray, Jr.
------------------------------      ------------------------------
William J. Copeland                 John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Wesley W. Posvar
------------------------------      ------------------------------
John F. Cunningham                  Wesley W. Posvar

/s/ J. Christopher Donahue          /s/ Marjorie P. Smuts
------------------------------      ------------------------------
J. Christopher Donahue              Marjorie P. Smuts

/s/ James E. Dowd                   /s/ John S. Walsh
------------------------------      ------------------------------
James E. Dowd                       John S. Walsh

/s/ Lawrence D. Ellis, M.D.
------------------------------
Lawrence D. Ellis, M.D.


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 12

                              DECLARATION OF TRUST

                             dated October 3, 1988

THIS Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class."
      --------------------------------------------------------------

      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                     Automated Cash Management Trust
                       Cash II Shares
                       Institutional Service Shares
                     Automated Government Cash Reserves
                     Automated Government Money Trust
                     Automated Treasury Cash Reserves
                     Federated Master Trust
                     Federated Short-Term U.S. Government Trust
                     Federated Tax-Free Trust
                     Government Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Government Obligations Tax Managed Fund
                       Institutional Shares
                       Institutional Service Shares
                     Liberty U.S. Government Money Market Trust
                       Class A Shares
                       Class B. Shares
                     Liquid Cash Trust
                     Prime Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Tax-Free Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Treasury Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                       Institutional Capital Shares
                     Trust for Government Cash Reserves
                     Trust for Short-Term U.S. Government Securities Trust for U.S. Treasury Obligations
                     U.S. Treasury Cash Reserves
                       Institutional Service Shares
                       Institutional Shares

      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.

      WITNESS the due execution hereof this 17th day of February, 1999.

/s/ John F. Donahue                 /s/ Edward L. Flaherty, Jr.
------------------------------      ------------------------------
John F. Donahue                     Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ William J. Copeland             /s/ John E. Murray, Jr.
------------------------------      ------------------------------
William J. Copeland                 John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Wesley W. Posvar
------------------------------      ------------------------------
John F. Cunningham                  Wesley W. Posvar

/s/ J. Christopher Donahue          /s/ Marjorie P. Smuts
------------------------------      ------------------------------
J. Christopher Donahue              Marjorie P. Smuts

/s/ James E. Dowd                   /s/ John S. Walsh
------------------------------      ------------------------------
James E. Dowd                       John S. Walsh

/s/ Lawrence D. Ellis, M.D.
------------------------------
Lawrence D. Ellis, M.D.


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 13
                              DECLARATION OF TRUST
                             dated October 3, 1988


Effective September 1, 1999, this Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class."
      --------------------------------------------------------------

      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                     Alabama Municipal Cash Trust
                     Arizona Municipal Cash Trust
                     Automated Cash Management Trust
                       Cash II Shares
                       Institutional Service Shares
                     Automated Government Cash Reserves
                     Automated Government Money Trust
                     Automated Treasury Cash Reserves
                     California Municipal Cash Trust
                     Connecticut Municipal Cash Trust
                     Federated Master Trust
                     Federated Short-Term U.S. Government Trust
                     Federated Tax-Free Trust
                     Florida Municipal Cash Trust
                       Cash II Shares
                       Institutional Shares
                     Georgia Municipal Cash Trust
                     Government Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Government Obligations Tax Managed Fund
                       Institutional Shares
                       Institutional Service Shares
                     Liberty U.S. Government Money Market Trust
                       Class A Shares
                       Class B. Shares
                     Liquid Cash Trust
                     Maryland Municipal Cash Trust
                     Massachusetts Municipal Cash Trust
                     Michigan Municipal Cash Trust
                     Minnesota Municipal Cash Trust
                       Cash Series Shares
                     Money Market Management, Inc.
                     Money Market Trust
                     Municipal Obligations Fund
                     New Jersey Municipal Cash Trust
                       Institutional Shares
                     New York Municipal Cash Trust
                       Cash II Shares
                       Institutional Service Shares
                     North Carolina Municipal Cash Trust
                     Ohio Municipal Cash Trust
                       Cash II Shares
                     Pennsylvania Municipal Cash Trust
                       Cash Series Shares
                     Prime Cash Obligations Fund
                     Prime Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Prime Value Obligations Fund
                     Tax-Free Instruments Trust
                     Tax-Free Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                     Tennessee Municipal Cash Trust
                     Treasury Obligations Fund
                       Institutional Shares
                       Institutional Service Shares
                       Institutional Capital Shares
                     Trust for Government Cash Reserves
                     Trust for Short-Term U.S. Government Securities Trust for U.S. Treasury Obligations
                     U.S. Treasury Cash Reserves
                       Institutional Service Shares
                       Institutional Shares
                     Virginia Municipal Cash Trust

      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 19th day of May, 1999.


      WITNESS the due execution hereof this 19th day of August, 1999.


/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ Thomas G. Bigley                /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
Thomas G. Bigley                    Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.             /s/ John E. Murray, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.         /s/ John S. Walsh
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             John S. Walsh

                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 14
                              DECLARATION OF TRUST
                             dated October 3, 1988


This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:


      "Section 5.  Establishment and Designation of Series or Class."
      --------------------------------------------------------------


      Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                        California Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust

                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                               Liquid Cash Trust

                         Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                            Boston 1784 Funds Shares
                          Institutional Service Shares

                         Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                            Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                      North Carolina Municipal Cash Trust

                           Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares

                       Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                          Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                               Investment Shares

                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                         Tennessee Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

                       Trust for Government Cash Reserves

                Trust for Short-Term U.S. Government Securities

                      Trust for U.S. Treasury Obligations

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares

                         Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares


      The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.


      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 19th day of May, 1999.

      WITNESS the due execution hereof this 16th day of November, 1999.


/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ Thomas G. Bigley                /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
Thomas G. Bigley                    Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.             /s/ John E. Murray, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.         /s/ John S. Walsh
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             John S. Walsh



                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 15
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                        California Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust

                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                               Liquid Cash Trust

                         Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                               Galaxy BKB Shares
                          Institutional Service Shares

                         Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                            Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                      North Carolina Municipal Cash Trust

                           Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares


                       Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                          Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                               Investment Shares

                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                         Tennessee Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

                       Trust for Government Cash Reserves

                Trust for Short-Term U.S. Government Securities

                      Trust for U.S. Treasury Obligations

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares

                         Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
B. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

      Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which shall be determined by the Trustees , and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

      The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

      WITNESS the due execution hereof this 17th day of May, 2000.


                                    /s/ J. Christopher Donahue
                                    ------------------------------
                                    J. Christopher Donahue
                                    Executive Vice President

                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 16
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                        California Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust
                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                               Liquid Cash Trust

                         Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                               Galaxy BKB Shares
                          Institutional Service Shares

                         Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                            Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                      North Carolina Municipal Cash Trust

                           Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares


                       Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                          Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                               Investment Shares

                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

                       Trust for Government Cash Reserves

                Trust for Short-Term U.S. Government Securities

                      Trust for U.S. Treasury Obligations

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares

                         Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares


      The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

      WITNESS the due execution hereof this 1st day of August, 2000.


                                    /s/ J. Christopher Donahue
                                    ------------------------------
                                    J. Christopher Donahue
                                    Executive Vice President


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 17
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                        California Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust
                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                               Liquid Cash Trust

                         Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                               Galaxy BKB Shares
                          Institutional Service Shares

                         Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                            Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                      North Carolina Municipal Cash Trust

                           Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares


                       Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                          Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                               Investment Shares

                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

                       Trust for Government Cash Reserves

                Trust for Short-Term U.S. Government Securities

                      Trust for U.S. Treasury Obligations

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares

                         Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares


      The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2000.

      WITNESS the due execution hereof this 15th day of November, 2000.


                                    /s/ J. Christopher Donahue
                                    ------------------------------
                                    J. Christopher Donahue
                                    Executive Vice President




                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 18
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                        Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                        California Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust
                          Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                    Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                               Liquid Cash Trust

                         Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                               Galaxy BKB Shares
                          Institutional Service Shares

                         Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                                 Cash II Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                            Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                         New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                      North Carolina Municipal Cash Trust

                           Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares


                       Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                          Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                               Investment Shares

                           Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares

                           Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares

                       Trust for Government Cash Reserves

                Trust for Short-Term U.S. Government Securities

                      Trust for U.S. Treasury Obligations

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares

                         Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares


      The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 12th day of February, 2001.

      WITNESS the due execution hereof this 12th day of February, 2001.


                                    /s/ J. Christopher Donahue
                                    ------------------------------
                                    J. Christopher Donahue
                                    Executive Vice President